Exhibit 10.3

INCREMENTAL FACILITY ACTIVATION NOTICE

(Incremental Term Loan X)

To:                              BANK OF AMERICA, N.A.,

as Administrative Agent under the Credit Agreement referred to below

Reference is hereby made to the Credit Agreement, dated as of June 30, 2011 (as amended by the First Amendment to Credit Agreement dated as of October 5, 2011, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among SPX Corporation, a Delaware corporation (the “Parent Borrower”), the Foreign Subsidiary Borrowers from time to time parties thereto, the Lenders from time to time parties thereto, Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and Deutsche Bank AG Deutschlandgeschäft Branch, as Foreign Trade Facility Agent.  Terms defined in the Credit Agreement shall have their defined meanings when used herein.

This notice is an Incremental Facility Activation Notice referred to in the Credit Agreement, and the Parent Borrower and each of the Lenders party hereto hereby notify you of the following agreements of the Parent Borrower and such Lenders:

1.                                     Subject to the terms and conditions set forth herein and in the Credit Agreement, each Lender party hereto severally agrees to make its portion of an Incremental Term Loan (the “Incremental Term Loan X”) to the Parent Borrower in Dollars in one advance on any Business Day during the Availability Period (as defined below) in the amount (such Lender’s “Incremental Term Loan X Commitment”) set forth opposite such Lender’s name below under the caption “Incremental Term Loan X Amount”; provided, however, before the Incremental Term Loan X may be made, (a) the Parent Borrower shall have delivered to the Administrative Agent (i) a certificate substantially in the form of Exhibit 1 attached hereto (the “Incremental Term Loan Funding Date Certificate”) and (ii) a Borrowing Request in accordance with Section 2.3 of the Credit Agreement and (b) each Lender party hereto shall have received the upfront fee required to be paid by the Parent Borrower to each such Lender in connection with the Incremental Term Loan X.  The aggregate amount of the Incremental Term Loan X Commitments is Three Hundred Million Dollars ($300,000,000) as of the Incremental Term Loan Closing Date (as defined below).

2.                                     The closing date for the Incremental Term Loan X is October 5, 2011 (the “Incremental Term Loan Closing Date”).

3.                                     The Incremental Term Loan Maturity Date for the Incremental Term Loan X is the date eighteen (18) months after the Funding Date (as defined below).

4.                                     The Availability Period for the Incremental Term Loan X means the period from and including the Incremental Term Loan Closing Date to the earliest of (a) December 31, 2011, (b) the date of termination of Commitments by the Administrative Agent pursuant to Article VII of the Credit Agreement and (c) the date of termination of the Commitments hereunder by the Parent Borrower pursuant to Section 2.9(b) of the Credit Agreement.

5.                                     The proceeds of the Incremental Term Loan X shall be used as part of the consideration to consummate the acquisition (the “Acquisition”) of Clyde Union (Holdings) S.A.R.L. and may be used to repay debt outstanding on the date of the funding of the Incremental

Term Loan X (such date of funding, the “Funding Date”); provided, however, that unless used by the Parent Borrower to consummate the Acquisition and/or repay debt as identified above no later than five (5) Business Days following the Funding Date, such proceeds shall be maintained with the Administrative Agent pursuant to the terms of the Cash Collateral Agreement (as defined below).  The Parent Borrower also agrees that, if subsequent to the Funding Date, it determines in its discretion that the Acquisition will not be consummated, the Parent Borrower shall promptly repay to the applicable Lenders the outstanding principal amount of the Incremental Term Loan X.  For purposes hereof, “Cash Collateral Agreement” means that certain Cash Collateral Agreement by and between the Parent Borrower and the Administrative Agent, substantially in the form of Exhibit 2 attached hereto.

6.                                     Each of the Lenders party hereto and the Parent Borrower hereby agrees that the Applicable Rate for the Incremental Term Loan X shall be as set forth on the grid in Annex A attached hereto based upon the Consolidated Leverage Ratio as of the most recent Determination Date.

7.                                     Each of the Lenders party hereto agree that as provided in Section 2.13(b) of the Credit Agreement, (a) any mandatory prepayment of the Incremental Term Loans with the Net Proceeds received with respect to any Prepayment Event described in clause (d) of the definition of the term Prepayment Event shall be allocated only to the prepayment of the Incremental Term Loan X and (b) any mandatory prepayment of the Incremental Term Loans with the Net Proceeds received with respect to any Prepayment Event described in clauses (a), (b) or (c) of the definition of the term Prepayment Event shall be allocated by the applicable Borrower among the Classes of Incremental Term Loans in the manner directed in writing by the Parent Borrower to the Administrative Agent.

8.                                     The Parent Borrower agrees to pay to the Administrative Agent for the account of each Lender party hereto a commitment fee (the “Incremental Term Loan X Commitment Fee”), which shall accrue at the rate of 0.275% on the actual daily unused amount of Incremental Term Loan X Commitment of such Lender during the Availability Period.  Accrued Incremental Term Loan X Commitment Fees shall be payable in arrears on the last Business Day of December, March and June and on the last day of the Availability Period, commencing on the first such date to occur after the date hereof.  The Incremental Term Loan X Commitment Fee shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).  For purposes of computing the Incremental Term Loan X Commitment Fees, the Incremental Term Loan X Commitment of a Lender shall be deemed to be used to the extent of the portion of the outstanding Incremental Term Loan X advanced by such Lender.

9.                                     Each Lender party hereto agrees not to assign its Incremental Term Loan X Commitment hereunder without the consent of the Parent Borrower (such consent not to be unreasonably withheld or delayed) unless (a) an Event of Default has occurred and is continuing at the time of such assignment or (b) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund.

10.                               Each of the Lenders party hereto that are identified on Schedule 1 (the “New Lenders”) agrees to be bound by the provisions of the Credit Agreement, and agrees that, as of the date hereof, it is a Lender for all purposes of the Credit Agreement to the same extent as if originally a party thereto.

11.                               Each New Lender (a) represents and warrants that it is legally authorized to enter into this Incremental Facility Activation Notice; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 3.4 thereof, copies of the most recent financial statements delivered pursuant to Section 5.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Incremental Facility Activation Notice; (c) agrees that it has made and will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, without limitation, if it is a Non-U.S. Lender, its obligation pursuant to Section 2.19(e) of the Credit Agreement.

12.                         Each New Lender represents and warrants that its address for notices for the purposes of the Credit Agreement is as set forth on Schedule 1 opposite its name.

[Signatures on Following Page(s)]

IN WITNESS WHEREOF, the undersigned have executed this Incremental Facility Activation Notice this 5th day of October, 2011.

SPX CORPORATION

By:	/s/ Patrick J. O’Leary
Name:	Patrick J. O’Leary
Title:	Executive Vice President and Chief Financial Officer

ACKNOWLEDGED:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Mollie S. Canup
Name: Mollie S. Canup
Title: Vice President

SPX CORPORATION

INCREMENTAL FACILITY ACTIVATION NOTICE — TERM LOAN X

Incremental Term Loan X Amount: $24,375,000	BANK OF AMERICA, N.A.,
as a Lender

	By:	/s/ Chris Burns
Name: Chris Burns
Title: Vice President

SPX CORPORATION

INCREMENTAL FACILITY ACTIVATION NOTICE — TERM LOAN X

Incremental Term Loan X Amount: $24,375,000	THE BANK OF NOVA SCOTIA,
as a Lender

	By:	/s/ David Schwartzbard
Name: David Schwartzbard
Title: Director, Execution Head

SPX CORPORATION

INCREMENTAL FACILITY ACTIVATION NOTICE — TERM LOAN X

Incremental Term Loan X Amount: $24,375,000	THE BANK OF TOKYO-MITSUBISHI UFJ, Ltd. NEW YORK BRANCH,
as a Lender

	By:	/s/ George Stoecklein
Name: George Stoecklein
Title: Vice President

SPX CORPORATION

INCREMENTAL FACILITY ACTIVATION NOTICE — TERM LOAN X

Incremental Term Loan X Amount: $24,375,000	HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ Reed R. Menefee
Name: Reed R. Menefee
Title: Vice President, Global Relationship Manager

SPX CORPORATION

INCREMENTAL FACILITY ACTIVATION NOTICE — TERM LOAN X

Incremental Term Loan X Amount: $19,500,000	CITIBANK NA,
as a Lender

	By:	/s/ Janice D’Arco
Name: Janice D’Arco
Title: Vice President

SPX CORPORATION

INCREMENTAL FACILITY ACTIVATION NOTICE — TERM LOAN X

Incremental Term Loan X Amount: $19,500,000	DNB NOR BANK ASA, NEW YORK BRANCH,
as a Lender

	By:	/s/ Philip F. Kurpiewski
Name: Philip F. Kurpiewski
Title: Senior Vice President

	By:	/s/ Pal Boger
Name: Pål Boger
Title: Vice President

SPX CORPORATION

INCREMENTAL FACILITY ACTIVATION NOTICE — TERM LOAN X

Incremental Term Loan X Amount: $19,500,000	JPMORGAN CHASE BANK, N.A.,
as a Lender

	By:	/s/ Richard W. Duker
Name: Richard W. Duker
Title: Managing Director

SPX CORPORATION

INCREMENTAL FACILITY ACTIVATION NOTICE — TERM LOAN X

Incremental Term Loan X Amount: $19,500,000	MIZUHO CORPORATE BANK, LTD.,
as a Lender

	By:	/s/ David Lim
Name: David Lim
Title: Authorized Signatory

SPX CORPORATION

INCREMENTAL FACILITY ACTIVATION NOTICE — TERM LOAN X

Incremental Term Loan X Amount: $19,500,000	SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

	By:	/s/ Shuji Yabe
Name: Shuji Yabe
Title: Managing Director

SPX CORPORATION

INCREMENTAL FACILITY ACTIVATION NOTICE — TERM LOAN X

Incremental Term Loan X Amount: $15,000,000	COMPASS BANK,
as a Lender

	By:	/s/ Susana Campuzano
Name: Susana Campuzano
Title: Vice President

SPX CORPORATION

INCREMENTAL FACILITY ACTIVATION NOTICE — TERM LOAN X

Incremental Term Loan X Amount: $9,375,000	AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED,
as a Lender

	By:	/s/ Robert Grillo
Name: Robert Grillo
Title: Director

SPX CORPORATION

INCREMENTAL FACILITY ACTIVATION NOTICE — TERM LOAN X

Incremental Term Loan X Amount: $9,375,000	COMMERZBANK AG, NEW YORK and GRAND CAYMAN BRANCHES,
as a Lender

	By:	/s/ Matthew Havens
Name: Matthew Havens
Title: Assistant Vice President

	By:	/s/ Sandy Bau
Name: Sandy Bau
Title: Associate

SPX CORPORATION

INCREMENTAL FACILITY ACTIVATION NOTICE — TERM LOAN X

Incremental Term Loan X Amount: $9,375,000	CREDIT SUISSE AG,
as a Lender

	By:	/s/ Ari Bruger
Name: Ari Bruger
Title: Vice President

	By:	/s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Associate

SPX CORPORATION

INCREMENTAL FACILITY ACTIVATION NOTICE — TERM LOAN X

Incremental Term Loan X Amount: $9,375,000	DBS BANK LTD., LOS ANGELES AGENCY,
as a Lender

	By:	/s/ James McWalters
Name: James McWalters
Title: General Manager

SPX CORPORATION

INCREMENTAL FACILITY ACTIVATION NOTICE — TERM LOAN X

Incremental Term Loan X Amount: $9,375,000	FIFTH THIRD BANK,
as a Lender

	By:	/s/ Mary Ramsey
Name: Mary Ramsey
Title: Vice President

SPX CORPORATION

INCREMENTAL FACILITY ACTIVATION NOTICE – TERM LOAN X

Incremental Term Loan X Amount: $9,375,000	TD BANK NATIONAL ASSOCIATION,,
as a Lender

	By:	/s/ Mark Willner
Name: Mark Willner
Title: SVP

SPX CORPORATION

INCREMENTAL FACILITY ACTIVATION NOTICE – TERM LOAN X

Incremental Term Loan X Amount: $9,375,000	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ Scott Santa Cruz
Name: Scott Santa Cruz
Title: Managing Director

SPX CORPORATION

INCREMENTAL FACILITY ACTIVATION NOTICE – TERM LOAN X

Incremental Term Loan X Amount: $7,500,000	CREDIT AGRICOLE CORPORATE & INVESTMENT BANK,
as a Lender

	By:	/s/ Rachel Tresser
Name: Rachel Tresser
Title: Director

	By:	/s/ Yuri Muzichenko
Name: Yuri Muzichenko
Title: Director

SPX CORPORATION

INCREMENTAL FACILITY ACTIVATION NOTICE – TERM LOAN X

Incremental Term Loan X Amount: $5,625,000	SUNTRUST BANK,
as a Lender

	By:	/s/ J. Lance Walton
Name: J. Lance Walton
Title: Senior Vice President

SPX CORPORATION

INCREMENTAL FACILITY ACTIVATION NOTICE – TERM LOAN X

Incremental Term Loan X Amount: $3,750,000	COMERICA BANK,
as a Lender

	By:	/s/ Chris Rice
Name: Chris Rice
Title: AVP

SPX CORPORATION

INCREMENTAL FACILITY ACTIVATION NOTICE – TERM LOAN X

Incremental Term Loan X Amount: $3,750,000	NORDEA BANK FINLAND PLC NEW YORK and GRAND CAYMAN BRANCHES,
as a Lender
Date: October 4, 2011

	By:	/s/ Mogens R. Jensen
Name: Mogens R. Jensen
Title: Senior Vice President

Date: October 4, 2011

	By:	/s/ Gerald Chelius
Name: Gerald Chelius
Title: Senior Vice President

SPX CORPORATION

INCREMENTAL FACILITY ACTIVATION NOTICE – TERM LOAN X

Incremental Term Loan X Amount: $3,750,000	FIRST COMMERCIAL BANK, NEW YORK AGENCY,
as a Lender

	By:	/s/ Jason Lee
Name: Jason Lee
Title: VP & General Manager

SPX CORPORATION

INCREMENTAL FACILITY ACTIVATION NOTICE – TERM LOAN X

Schedule 1 to

Incremental Facility Activation Notice

NEW LENDERS

Lender	Address

Compass Bank	24 Greenway Plaza, Suite 1400B Houston, Texas 77046

Credit Suisse AG, Cayman Island Branch	Eleven Madison Avenue New York, New York 10010

Comerica Bank	3551 Hamlin Road, 4th Floor Auburn Hills, Michigan 48326

First Commercial Bank , New York Branch	750 3rd Avenue, 34th Floor New York, New York 10017

SPX CORPORATION

INCREMENTAL FACILITY ACTIVATION NOTICE – TERM LOAN X

Annex A to

Incremental Facility Activation Notice

APPLICABLE RATE FOR INCREMENTAL TERM LOAN X

“Applicable Rate”:  with respect to the Incremental Term Loan X, for any day, the applicable rate per annum set forth below in the applicable grid, based upon the Consolidated Leverage Ratio as of the most recent Determination Date:

Pricing Tier	Consolidated Leverage Ratio	LIBO Rate Loans	ABR Loans
1	< 1.0 to 1.0	1.50%	0.50%
2	> 1.0 to 1.0 but < 1.5 to 1.0	1.75%	0.75%
3	> 1.5 to 1.0 but < 2.0 to 1.0	2.00%	1.00%
4	> 2.0 to 1.0 but < 3.0 to 1.0	2.125%	1.125%
5	> 3.0 to 1.0	2.25%	1.25%

For purposes of the foregoing, (a) the Consolidated Leverage Ratio shall be determined as of the end of each fiscal quarter of the Parent Borrower’s fiscal year based upon the Parent Borrower’s consolidated financial statements delivered pursuant to Section 5.1(a) or (b), and (b) each change in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall be effective during the period commencing on and including the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that (i) Pricing Tier 5 shall apply at any time that an Event of Default has occurred and is continuing or (ii) at the option of the Administrative Agent or at the request of the Required Lenders in respect of the Incremental Term Loan X, if a Compliance Certificate is not delivered when due in accordance with Section 5.1(a) or (b), Pricing Tier 5 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall continue to apply until the first Business Day immediately following the date a Compliance Certificate is delivered in accordance with Section 5.1(a) or (b), whereupon the Applicable Rate shall be adjusted based upon the calculation of the Consolidated Leverage Ratio contained in such Compliance Certificate.  Notwithstanding the foregoing, the Applicable Rate in effect from the Funding Date through the first Business Day immediately following the date a Compliance Certificate is required to be delivered pursuant to Section 5.1(b) for the fiscal quarter (and fiscal year) ending December 31, 2011 shall be determined based upon the Consolidated Leverage Ratio contained in the Incremental Term Loan Funding Date Certificate.  Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.15(f) of the Credit Agreement.

SPX CORPORATION

INCREMENTAL FACILITY ACTIVATION NOTICE – TERM LOAN X

Exhibit 1 to
Incremental Facility Activation Notice

To:          BANK OF AMERICA, N.A.,

as Administrative Agent under the Credit Agreement referred to below

Reference is hereby made to the Credit Agreement, dated as of June 30, 2011 (as amended by the First Amendment to Credit Agreement, dated as of October    , 2011, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among SPX Corporation, a Delaware corporation (the “Parent Borrower”), the Foreign Subsidiary Borrowers from time to time parties thereto, the Lenders from time to time parties thereto, Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and Deutsche Bank AG Deutschlandgeschäft Branch, as Foreign Trade Facility Agent.  Unless otherwise defined herein, terms shall have the meaning ascribed to such terms in the Credit Agreement or the Operative Incremental Facility Activation Notice (as defined below), as applicable.

The undersigned [Chief Financial Officer][Vice President — Finance] of the Parent Borrower certifies as follows:

1.              I am the duly elected, qualified and acting [Chief Financial Officer][Vice President — Finance] of the Parent Borrower.

2.              I have reviewed and am familiar with the contents of the Incremental Facility Activation Notice attached hereto as Exhibit A (the “Operative Incremental Facility Activation Notice”).

3.              I have reviewed the terms of the Credit Agreement and the other Loan Documents and have made or caused to be made under my supervision, a review in reasonable detail of the transactions and condition of the Parent Borrower during the accounting period ended                                       , 20       [insert most recent period for which financial statements have been delivered].  Such review did not disclose the existence during or at the end of the accounting period covered by the Parent Borrower’s most recent financial statements delivered pursuant to Section 5.1(a) or (b) of the Credit Agreement, and I have no knowledge of the existence, as of the date of the Operative Incremental Facility Activation Notice, of any Default or Event of Default, both on the date hereof and after giving pro forma effect to any Loans made pursuant to the Operative Incremental Facility Activation Notice and the application of the proceeds therefrom.

4.              Attached hereto as Attachment 1 are the computations showing that after giving pro forma effect to the making of the Incremental Term Loan X and any other Loans on the Funding Date [and the substantially concurrent Acquisition and related repayments of Indebtedness], the Parent Borrower shall be in compliance with the financial covenants contained in Section 6.1 of the Credit Agreement as of the last day of the most recent period of four consecutive fiscal quarters of the Parent Borrower for which financial statements have been delivered pursuant to Section 5.1(a) or (b) of the Credit Agreement (calculated as if the Incremental Term Loan X and any other such Loans had been incurred [and the substantially concurrent Acquisition and related repayments of Indebtedness consummated] on the first day of such period).

SPX CORPORATION

INCREMENTAL FACILITY ACTIVATION NOTICE – TERM LOAN X

Attachment 1 to
Incremental Facility Activation Notice

[Set forth Compliance Calculations]

SPX CORPORATION

INCREMENTAL FACILITY ACTIVATION NOTICE – TERM LOAN X

Exhibit 2 to
Incremental Facility Activation Notice

[Form of Cash Collateral Agreement]

CASH COLLATERAL AGREEMENT

THIS CASH COLLATERAL AGREEMENT (this “Agreement”) dated as of [                           ], 2011 is made and entered into among SPX Corporation, a Delaware corporation (the “Pledgor”), Bank of America, N.A., as Administrative Agent (in such capacity, the “Pledgee”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Securities Intermediary”).

RECITALS

WHEREAS, credit facilities have been established in favor of the Pledgor and certain of its subsidiaries pursuant to the terms of that certain Credit Agreement, dated as of June 30, 2011 (as amended by the First Amendment to Credit Agreement dated as of October     , 2011, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Pledgor, such subsidiaries, the lenders party thereto, the Pledgee and Deutsche Bank AG, Deutschlandgeschäft Branch, as the foreign trade facility agent;

WHEREAS, the Pledgor intends to make borrowings under (a) a $500,000,000 five-year term loan (“Term Loan A”), and (b) a $300,000,000 18-month term loan (“Term Loan X”; together with the Term Loan A, the “Incremental Term Loans”), in each case established pursuant to Section 2.1(b) of the Credit Agreement, the proceeds of which shall be used as part of the consideration to consummate the acquisition (the “Acquisition”) of Clyde Union (Holdings) S.À R.L. and may be used to repay debt outstanding at the time of the funding of the Incremental Term Loans; and

WHEREAS, until used by the Pledgor as identified above, the proceeds of the Incremental Term Loans shall be maintained in a blocked securities account pursuant to the terms of this Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

Creation of Security Interest

Section 1.1.            Defined Terms.  As used herein, the terms “Securities Account” and “Proceeds”, which are defined in the Uniform Commercial Code as in effect from time to time in the State of New York (the “UCC”), are used herein as so defined.

Section 1.2             Cash Collateral Account.  The Pledgor has established the following securities account with the Securities Intermediary (the “Cash Collateral Account”):

Account Number:

Account Name:  SPX Corporation Collateral Account for Bank of America,

N.A., in its capacity as Administrative Agent

SPX CORPORATION

INCREMENTAL FACILITY ACTIVATION NOTICE – TERM LOAN X

Unless used by the Pledgor, no later than five (5) business days following the date of the funding of the Incremental Term Loans, to consummate the Acquisition and/or repay debt as identified above, the Pledgor shall deposit the proceeds of the Incremental Term Loans into the Cash Collateral Account.

Section 1.3             Grant of Security Interest.  To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Obligations, the Pledgor hereby grants, pledges, assigns and transfers to the Pledgee, a continuing security interest in any and all right, title and interest of the Pledgor, in and to the Cash Collateral Account and all financial assets, investment property, securities, cash and other property now or hereafter held therein, including without limitation dividends payable in cash or stock and shares or other proceeds of conversions or splits of any securities in the Cash Collateral Account (collectively, the “Collateral”).  Pledgor, Pledgee and the Securities Intermediary agree that the Cash Collateral Account is a “securities account” within the meaning of Article 8 of the UCC and that all Collateral held in the Cash Collateral Account will be treated as financial assets under the UCC.  The Securities Intermediary shall have no obligation or duty to follow any instructions given by the Pledgor with respect to the Cash Collateral Account, except as provided in Section 6.1(e) below.  The Pledgee shall have no obligation or duty to follow any instructions of Pledgor, except as provided in Section 4.1.  The rights and interests granted hereunder are specifically intended to convey “control” to the Pledgee over the Cash Collateral Account and all amounts therein within the meaning of the UCC.

Section 1.4             The Pledgor hereby agrees to execute and deliver to the Pledgee concurrently with the execution of this Agreement, and at any time or times hereafter at the request of Pledgee, all assignments, conveyances, assignment statements, financing statements, renewal financing statements, security agreements, affidavits, notices and all other agreements, instruments and documents that the Pledgee may reasonably request, and will execute all necessary endorsements in order to perfect and maintain the security interests and liens granted herein by the Pledgor to the Pledgee.  In furtherance of the foregoing, the Pledgor hereby appoints the Pledgee as its attorney-in-fact for the purpose of making any of the foregoing endorsements and executing any such financing statements, documents and agreements; provided, however, that the Pledgee covenants to the Pledgor that it may act in the capacity as attorney-in-fact granted hereunder only after the occurrence of an Event of Default (here and hereinafter, as such term is defined the Credit Agreement) and during the continuance thereof.  The foregoing power of attorney shall be a power coupled with an interest and shall be irrevocable until the Termination Date (as defined below).

ARTICLE II

Priority of Security Interests

Section 2.1             The Pledgor represents and warrants that the security interest created in Section 1.3 is a first priority security interest in favor of the Pledgee, and shall constitute at all times a valid and perfected security interest in the Collateral and that said security interest in said Collateral shall not become subordinate or junior to the security interests, liens or claims of any other person, firm or corporation, except for the Unsubordinated Obligations (as defined below).

ARTICLE III

Default

Section 3.1             The Pledgor and the Pledgee hereby acknowledge and agree that upon the occurrence of an Event of Default and during the continuance thereof, the Pledgee shall have, in respect of the Collateral, (a) after having provided five (5) business days prior written notice to the Pledgor (or immediately upon the occurrence of an event with respect to the Pledgor described in paragraph (h) or (i) of Article VII of the Credit Agreement), the right, immediately and without further action by the Pledgee, to notify the Securities Intermediary in writing to deliver all assets in the Cash Collateral Account to the Pledgee for application by the Pledgee against the Obligations (as defined in the Credit Agreement), (b) all the rights and remedies contained in this Agreement, the Loan Documents (here and hereinafter, as defined in the Credit Agreement) or permitted by law and (c) all the rights and remedies of a secured party under the UCC, all of which shall be cumulative to the extent permitted by law.  The Securities Intermediary agrees to promptly deliver all such assets in the Cash Collateral Account to the Pledgee upon receipt of such written notice from the Pledgee reference in clause (a) above.

Section 3.2             The Pledgee’s failure at any time or times hereafter to require strict performance by the Pledgor of any of the provisions, warranties, terms and conditions contained in this Agreement shall not waive, affect or diminish any right of the Pledgee at any time or times hereafter to demand strict performance therewith and with respect to any other provisions, warranties, terms and conditions contained in this Agreement.

ARTICLE IV

Access/Release of Collateral

Section 4.1             Method for Disbursement.

(a)           Upon the Pledgee’s receipt of a certificate of a financial officer of the Pledgor, (i) certifying that the Acquisition is expected to be consummated no later than five (5) business days following the advance of such funds in accordance with the terms of the Acquisition in all material respects, including receipt of all governmental, shareholder and third party consents and approvals (including Hart-Scott-Rodino clearance) reasonably necessary in connection with the Acquisition, (ii) certifying that at the time of the advance of the funds in the Cash Collateral Account to the Pledgor and immediately after the consummation of the Acquisition with such funds, no Specified Default (as defined in the Credit Agreement) shall have occurred and be continuing, or would occur after giving effect to the Acquisition, (iii) containing a calculation of the covenants contained in Section 6.1 of the Credit Agreement demonstrating that the Pledgor shall be in compliance, on a pro forma basis (as contemplated in the Credit Agreement), after giving effect to the Acquisition, with such covenants, in each case recomputed as at the last day of the most recently ended fiscal quarter of the Pledgor for which the relevant information is available and (iv) setting forth wiring instructions for the account(s) into which the funds from the Cash Collateral Account shall be deposited, the Pledgee promptly shall instruct the Securities Intermediary to terminate the Cash Collateral Account, to liquidate all investments in the Cash Collateral Account and to disburse the entire amount of funds held in the Cash Collateral to the Pledgor (using the wiring instructions provided in the certificate described above).

(b)           If the Pledgor determines in its discretion that the Acquisition will not be consummated, upon receipt by the Pledgee of written instructions from the Pledgor to do so, the Pledgee promptly shall instruct the Securities Intermediary in writing to terminate the Cash Collateral Account, to liquidate all investments in the Cash Collateral Account and to disburse the entire amount of funds held in the Cash Collateral Account to the Pledgee, for prompt application thereof by the Pledgee for repayment of the outstanding principal amount of the Incremental Term Loans.

ARTICLE V

Representations and Warranties

Section 5.1             The Pledgor hereby represents and warrants that:

(a)           it has the corporate right, power and authority to execute, deliver and perform this Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement;

(b)           this Agreement constitutes a legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms, except as such enforceability may be limited by the Bankruptcy Code of the United States and other applicable debtor relief laws and by general principles of equity and principles of good faith and fair dealing; and

(c)           the execution, delivery and performance of this Agreement will not violate any provision of any applicable law or material contractual obligation of the Pledgor.

ARTICLE VI

Securities Account Provisions

Section 6.1             The parties hereto agree (which agreement by the Pledgor will be construed as instructions to the Securities Intermediary):

(a)           The Securities Intermediary is instructed to register the pledge on its books. The Securities Intermediary shall hold all certificated securities that comprise all or part of the Collateral with proper endorsements to the Securities Intermediary or in blank, or, upon the written request of the Pledgee, will deliver possession of such certificated securities to the Pledgee; provided that the Pledgee hereby covenants to the Pledgor that it shall make no such written request except after the occurrence of an Event of Default during the continuance thereof.

(b)           The Securities Intermediary is instructed to deliver to the Pledgee and the Pledgor copies of monthly statements on the Cash Collateral Account and, upon request by either the Pledgee or the Pledgor, account balance verifications.

(c)           The Cash Collateral Account will be styled as provided in Section 1.2 above.

(d)           All dividends, interest, gains and other profits with respect to the Cash Collateral Account will be reported in the name and tax identification number of the Pledgor.

(e)           The Securities Intermediary may not, without the prior written consent of Pledgee, deliver, release or otherwise dispose of the Collateral or any interest therein unless the proceeds thereof are held or reinvested in the Cash Collateral Account as part of the Collateral or applied by Securities Intermediary to the satisfaction of an Unsubordinated Obligation (as defined below) owed to it.  The Pledgee shall have exclusive control over the Cash Collateral Account; provided, however, the Securities Intermediary may comply with orders or instructions from Pledgor regarding the purchase and sale of, and the investment or reinvestment of proceeds from the sale of securities, cash dividends, interest, income, earnings and other distributions in the Cash Collateral Account until a reasonable period of time after the Securities Intermediary receives written notification from the Pledgee that the Securities

Intermediary shall comply with the orders and instructions of the Pledgee only with respect to the purchase and sale of, and the investment or reinvestment of proceeds from the sale of securities, cash dividends, interest, income, earnings and other distributions; provided that the Pledgee covenants to the Pledgor that it may provide such written notification only after the occurrence of an Event of Default and during the continuance thereof.

(f)            The Pledgor authorizes the Securities Intermediary, and the Securities Intermediary agrees, to comply with any order or instruction from Pledgee concerning the Cash Collateral Account, including an order or instruction directing sale, transfer or redemption of all or part of the Collateral and the remittance of the proceeds thereof, if any, to Pledgee, without further consent by the Pledgor; provided that the Pledgee acknowledges and agrees that it may deliver such order or instruction only after the occurrence of an Event of Default and during the continuance thereof.  Securities Intermediary shall have no responsibility or liability to Pledgor for complying with any order or instruction, whether oral or written, concerning the Cash Collateral Account, the Collateral, any interest therein, or the proceeds thereof originated by Pledgee and shall have no responsibility to investigate the appropriateness of any such order or instruction, even if Pledgor notifies Securities Intermediary that Pledgee is not legally entitled to originate any such order or instruction.  The Securities Intermediary shall have no responsibility or liability to Pledgee for complying with any order or instruction, whether oral or written, concerning the Cash Collateral Account, the Collateral, any interest therein, or the proceeds thereof originated by Pledgor except to the extent such compliance would cause Securities Intermediary to violate any of the provisions hereof, including subsection 6.1(e) above.  The Securities Intermediary shall be able to rely upon any notice, order or instruction that it reasonably believes to be genuine.  The Securities Intermediary shall have no responsibility or liability to Pledgee with respect to the value of the Cash Collateral Account or any of the Collateral.  This Agreement does not create any obligation or duty on the part of Securities Intermediary other than those expressly set forth herein.

(g)           The Securities Intermediary shall not be liable for any loss or damage with respect to any matter that may arise out of or in connection with this Agreement or any action taken or not taken pursuant hereto, except to the extent caused by Securities Intermediary’s gross negligence or willful misconduct.  In no event shall Securities Intermediary be liable for special, indirect, exemplary, punitive or consequential damages, including without limitation lost profits, regardless of any notice.  Notwithstanding any other provision of this Agreement, Securities Intermediary shall have no liability to Pledgor or Pledgee for any losses or damages resulting from any failure to comply with any instruction or order concerning the Cash Collateral Account, the Collateral, any interest therein, or the proceeds thereof or from delay in complying with such instruction or order if compliance would require Securities Intermediary to violate any then-existing injunction or order of any court of competent jurisdiction, including without limitation in any bankruptcy case under Title 11, United States Code.

(h)           The Pledgor hereby indemnifies and hold the Securities Intermediary, its directors, officers, employees, and agents harmless from and against any and all claims, causes of action, liabilities, losses, lawsuits, demands, damages, costs and expenses, including without limitation court costs and reasonable attorneys’ fees and expenses and allocated costs of in-house counsel, that may arise out of or in connection with this Agreement or any action taken or not taken pursuant hereto, except to the extent caused by Securities Intermediary’s gross negligence or willful misconduct. The obligations of the Pledgor set forth in this subsection (h) shall survive the termination of this Agreement.

(i)            The Securities Intermediary is instructed that the Cash Collateral Account is to remain a “cash account” within the meaning of Regulation T issued by the Board of Governors of the Federal Reserve System.  The Securities Intermediary represents that it has not received notice regarding any lien, encumbrance or other claim to the Collateral or the Cash Collateral Account from any other person and has not entered into an agreement with any third party to act on such third party’s instructions without further consent of the Pledgor.  The Securities Intermediary further agrees not to enter into any such agreement with any third party.

(j)            The Securities Intermediary subordinates to the lien and security interest of the Pledgee any right of setoff, encumbrance, security interest, lien or other claim that it may have against the Collateral, except for any lien, claim, encumbrance or right of set off against the Cash Collateral Account for (i) customary commissions and fees arising from permitted trading activity within the Cash Collateral Account, and (ii) payment owed to Securities Intermediary for open trade commitments for the purchase and/or sale of financial assets in and for the Cash Collateral Account (the “Unsubordinated Obligations”).

(k)           To the extent a conflict exists between the terms of this Agreement and any account agreement between the Pledgor and the Securities Intermediary, the terms of this Agreement will control, provided that this Agreement shall not alter or affect any mandatory arbitration provision currently in effect between Securities Intermediary and Pledgor.

(l)            Except as otherwise expressly provided herein, any notice, order, instruction, request or other communication required or permitted to be given under this Agreement shall be in writing and may be delivered in person, sent by facsimile or other electronic means if electronic confirmation of error free receipt is received, or sent by United States mail, postage prepaid, addressed to the party at the address set forth below.

(m)          Any notice, order, instruction, request or other communication from the Pledgee to the Securities Intermediary required to be in writing shall be on the Pledgee’s letterhead and signed by an authorized representative of the Pledgee.  The Pledgee may change its authorized representatives by written notice to the Securities Intermediary which notice shall include the name, title and specimen signature of each new authorized representative of Pledgee.

(n)           The Securities Intermediary will be excused from failing to act or delay in acting, and no such failure or delay shall constitute a breach of this Agreement or otherwise give rise to any liability of the Securities Intermediary, if (i) such failure or delay is caused by circumstances beyond the reasonable control of the Securities Intermediary, including without limitation legal constraint, emergency conditions, action or inaction of governmental, civil or military authority, terrorism, fire, strike, lockout or other labor dispute, war, riot, theft, flood, earthquake or other natural disaster, breakdown of public or private or common carrier communication or transmission facilities, equipment failure, or act, negligence or default of Pledgor or Pledgee or (ii) such failure or delay resulted from Securities Intermediary’s reasonable belief that the action would have violated any guideline, rule or regulation of any governmental authority.

(o)           Pledgor agrees to pay Securities Intermediary, upon receipt of Securities Intermediary’s invoice, all reasonable costs, expenses and attorneys’ fees (including without limitation allocated costs of in-house counsel) incurred in the preparation and administration of this Agreement (including any amendments hereto or instruments or agreements required hereunder).  Pledgor and Pledgee jointly and severally agree to pay Securities Intermediary, upon receipt of Securities Intermediary’s invoice, all reasonable costs, expenses and attorneys’ fees (including without limitation allocated costs of in-house counsel) incurred by Securities Intermediary in connection with the enforcement of this Agreement or any instrument or agreement required hereunder, including without limitation any reasonable costs, expenses, and fees arising out of the resolution of any conflict, dispute, motion regarding entitlement to rights or rights of action, or other action to enforce Securities Intermediary’s rights hereunder in a case arising under Title 11, United States Code.  This subsection (o) shall survive termination of this Agreement.

(p)           Notwithstanding any of the other provisions of this Agreement, in the event of the commencement of a case pursuant to Title 11, United States Code, filed by or against Pledgor, or in the event of the commencement of any similar case under then applicable federal or state law providing for the relief of debtors or the protection of creditors by or against Pledgor, Securities Intermediary may act as Securities Intermediary deems necessary to comply with all applicable provisions of governing statutes and neither Pledgor nor Pledgee shall assert any claim against Securities Intermediary for so doing.

ARTICLE VII

Miscellaneous

Section 7.1             Governing Law; Submission to Jurisdiction; Venue.

(a)           This Agreement shall be construed in accordance with and governed by the law of the State of New York (including Sections 5-1401 and 5-1402 of the New York General Obligations Law).

(b)           Each party to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that any Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against any Borrower or its properties in the courts of any jurisdiction.

(c)           Each party to this Agreement hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, (i) any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in subsection (b) of this Section 7.1, (ii) the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court and (iii) any right it may have to claim or recover in any legal action or proceeding referred to in this Section 7.1 any special, exemplary, punitive or consequential damages (as opposed to direct or actual damages).

(d)           Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.1 of the Credit Agreement.  Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 7.2             Continuing Security Interest.  This Agreement shall create a continuing security interest in the Collateral in favor of the Pledgee and shall be binding upon the Pledgor, the Securities Intermediary and the Pledgee, to the benefit of the Pledgee and its successors and permitted assigns; provided, however, the Pledgor may not assign its rights or delegate its duties hereunder without the prior written consent of the requisite lenders under the Credit Agreement.

Section 7.3             Termination.  This Agreement and the security interest granted herein shall terminate upon the earlier to occur (the date of such occurrence, the “Termination Date”) of (a) written notice to the Securities Intermediary from the Pledgee, which notice the Pledgee covenants to the Pledgor to make promptly upon (i) repayment in full of all Incremental Term Loans and termination of the commitments with respect to the Incremental Term Loans or (ii) the disbursement of all funds in the Cash Collateral Account pursuant to the terms of Section 4.1 and (b) the Securities Intermediary’s termination of this Agreement by giving thirty (30) days’ prior written notice to Pledgor and Pledgee; provided that with respect to this clause (c), at the end of such thirty (30) day period, the Securities Intermediary will deliver all assets held in the Cash Collateral Account to Pledgee unless Pledgor and Pledgee deliver joint instructions to Securities Intermediary to deliver or transfer the assets in the Cash Collateral Account to another party or securities intermediary, and in the event that it is not possible or practicable, in the judgment of the Securities Intermediary, to transfer the Collateral or deliver the Collateral to any other party, the Securities Intermediary will sell such assets and deliver the proceeds according to the instructions provided by the Pledgee or the joint instructions given by the Pledgee and Pledgor.  Termination shall not affect any of the rights or liabilities of the parties hereto incurred before the date of termination.

Section 7.4             Counterparts.  This Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

Section 7.5             Severability.  If any provision of this Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

Section 7.6             Customary Fees and Expenses of Securities Intermediary.  Upon receipt of an invoice from the Securities Intermediary, the Pledgor shall pay to the Securities Intermediary the reasonable, customary fees and other reasonable, standard costs and charges of the Securities Intermediary relating to the maintenance of the Cash Collateral Account as are from time to time outstanding.

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

PLEDGOR:	SPX CORPORATION, a Delaware corporation,
as Pledgor

By:
Name:
Title:

PLEDGEE:	BANK OF AMERICA, N.A., in its capacity as Administrative Agent, as Pledgee

By:
Name:
Title:

SECURITIES
INTERMEDIARY:	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
as Securities Intermediary

By:
Name:
Title: